Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :            03-13903
                                          :
                                          :
                        Debtors.          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                       OPERATING STATEMENT FOR THE PERIOD
                    SEPTEMEBER 1, 2003 TO SEPTEMBER 30, 2003
                    ----------------------------------------


DEBTOR'S ADDRESS:                           PERIOD DISBURSEMENTS
                                            --------------------

Cross Media Marketing Corporation           Cross Media Marketing Corporation:
                                            $552,605
275 Madison Avenue, 6th Floor               Media Outsourcing, Inc.: $746,517
New York, NY 10016

DEBTOR'S ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022


            We the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


Date: December 2, 2003

                                 Cross Media Marketing Corporation, et al.
                                 In its capacity as Chief Restructuring Officer



                                 By: /s/ Peter A. Furman
                                    -----------------------------------
                                    Peter A. Furman, CEO/CRO

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements


Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), including its wholly owned subsidiary Media Outsourcing, Inc.("MOS"), collectively (the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the Bankruptcy Code, certain claims against the Debtors in existence prior to the Commencement Date are stayed while the Debtors continue business operations as Debtors-in-Possession. These claims are reflected in the balance sheet as Pre-Petition Liabilities.

On June 16 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Company's historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The debtor classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consists of employee compensation and benefits for Corporate employees located in New York, facility related items such as rent for the corporate office located in NY and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consists of employee compensation and benefits, facility related items and direct costs relating to the magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of the chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date, are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-in-Possession

                                      As of
                                  August 31, 2003
                                       And
                              September 30, 2003(a)

                                                              August 31, 2003   September 30, 2003
                                                              ---------------   ------------------
Assets
Current Assets:
     Cash and cash equivalents                                 $   3,745,015       $   5,036,993
     Consumer accounts receivable                                 31,978,038          23,403,308(b)
     Other receivables                                             4,294,465           4,190,756
     Other current assets                                            190,513             193,518
                                                               -------------       -------------
   Total current assets                                           40,208,031          32,824,575
       Non-Current Assets
     Fixed Assets - Net                                            6,575,765           6,346,863
     Goodwill - Net                                               17,348,545          17,348,545
     Other assets                                                    501,304             501,239
                                                               -------------       -------------
       Total Non-current Assets                                   24,425,614          24,196,647
                                                               -------------       -------------
         TOTAL ASSETS                                          $  64,633,645       $  57,021,222
                                                               =============       =============

Liabilities and Stockholders' Equity

     Post Petition Liabilities
       Accounts Payable and Accrued Expenses                   $   6,404,638       $   5,959,483(c)
                                                               -------------       -------------
         Total Post Petition Liabilities                           6,404,638           5,959,483

     Pre Petition Liabilities
       Secured Debt                                               30,097,521          30,097,521
       Capital Lease Obligations                                   2,396,499           2,384,737(d)
       Notes Payable/Preferred Stock                               5,050,000           5,050,000
       Unsecured Claims                                           20,772,384          21,107,033
                                                               -------------       -------------
         Total Pre Petition Liabilities                           58,316,404          58,639,291
                                                               -------------       -------------

       Total Liabilities                                          64,721,042          64,598,774

Shareholders' Equity
     Common Stock                                                     15,206              15,206
     Additional Paid in Capital                                  129,073,273         129,073,273
     Treasury Stock                                                 (424,173)           (424,173)
     Notes Receivable                                               (697,500)           (697,500)
     Retained Earnings                                          (128,054,203)       (135,544,358)
                                                               -------------       -------------
         Total Stockholders' Equity                                  (87,397)         (7,577,552)
                                                               -------------       -------------
          TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $  64,633,645       $  57,021,222
                                                               =============       =============
Notes to the Balance Sheet:
(a) The balance sheet items above reflect the book value as of August 31, 2003 and September 30, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of September 30, 2003 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of July 31, 2003 and September 30, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(d) On September 16, 2003, an entry of an order pursuant to sections 363, 365 and 554 of title 11 of the United States Code (the "Bankruptcy Code") permitted the surrender of certain property of the Debtors' estate and authorized the Debtors to reject certain executory contracts and unexpired leases. As of September 30, 2003, the debtors have not reflected in the balance sheet the rejection of certain executory contracts and unexpired leases.


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                        Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
              For the period September 1, 2003 - September 30, 2003


                                           MOS                     XMM                    Total
                                           ---                     ---                    -----
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts                    $ 2,372,928             $      --                $ 2,372,928
  Non Consumer Receipts                    218,169                    --                    218,169
                                       -----------             -----------              -----------
                                         2,591,097                    --                  2,591,097

Operating Cash Disbursements:
 Employee Compensation/Benefits            567,975                   3,616                  571,591
 Direct Costs                              108,077                    --                    108,077
 Facilities                                 66,313                  22,983                   89,296
 Other                                       4,152                   1,349                    5,501
                                       -----------             -----------              -----------
  Total Operating Disbursements            746,517                  27,948                  774,465

  Operating Cash Flow                    1,844,580                 (27,948)               1,816,632

Non-Operating Cash Disbursements:
 Professional Fees & Other                    --                   524,657                  524,657

  Non Operating Cash Flow                     --                   524,657                  524,657
                                       -----------             -----------              -----------

  Net Cash Flow                        $ 1,844,580             $  (552,605)             $ 1,291,975
                                       ===========             ===========              ===========


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                           Account Balances (Per Book)
                             As of August 31, 2003
                                       And
                               September 30, 2003
                       Case Numbers: 03-13901 and 03-13903


                  Branch     Account                                                               Balance at        Balance at
  Institution    Location    Number                        Account Name (Type)                      8/31/03           9/30/03
  -----------    --------    ------                        -------------------                      -------           -------

Fleet            New York    9429278356   Cross Media - (Disbursement Funding Account) -
                                          Debtor in Possession                                    $  711,692       $   566,797
Fleet            New York      80221654   Cross Media Marketing - (Controlled
                                          Disbursement Account) - Debtor in Possession              (227,666)         (268,400)
Fleet            New York      80227175   Cross Media Marketing SVC Co-
                                          (Payroll Funding Account) - Debtor in Possession           (12,110)          (15,312)
Fleet            New York    9429159138   Cross Media Marketing Corp - (Corporate Operating
                                          Account) - Debtor in Possession                          3,300,559         4,768,066
Fleet            New York    9429164607   Cross Media Marketing Corp - (NY Disbursement Account)     (19,244)          (19,244)
Fleet            New York    9429159314   Media Outsourcing Lock Box Collections- (Club
                                          Business refunds) - Debtor in Possession                        -               (574)
SouthTrust Bank  Atlanta       90001703   Media Outsourcing Inc. (Controlled Disbursement
                                          Account)                                                        -                 -
SouthTrust Bank  Atlanta       81387740   Media Outsourcing Inc. (Operating Account)                  (8,216)            5,660
                                                                                                  -----------      -----------
                 Total Accounts                                                                   $3,745,015       $ 5,036,993
                                                                                                  ===========      ===========


                              Cross Media Marketing
                             (Debtors-in-Possession)
                           Account Balances (Per Bank)
                              As of August 31, 2003
                                       And
                               September 30, 2003
                       Case Numbers: 03-13901 and 03-13903


                     Branch       Account                                                                   Balance at   Balance at
      Institution   Location      Number                           Account Name (Type)                       8/31/03     9/30/03(a)
      -----------   --------      ------                           -------------------                       -------     ----------

Fleet               New York    9429278356   Cross Media - (Disbursement Funding Account) -
                                             Debtor in Possession                                          $   711,692    $ 566,797
Fleet               New York      80221654   Cross Media Marketing - (Controlled Disbursement Account) -
                                             Debtor in Possession                                                    -            -
Fleet               New York      80227175   Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                             Debtor in Possession                                                    -            -
Fleet               New York    9429159138   Cross Media Marketing Corp - (Corporate Operating Account) -
                                             Debtor in Possession                                            3,116,378    4,646,871
Fleet               New York    9429164607   Cross Media Marketing Corp - (NY Disbursement Account)                  -            -
Fleet               New York    9429159314   Media Outsourcing Lock Box Collections- (Club Business
                                             refunds) - Debtor in Possession                                         -         (574)
SouthTrust Bank     Atlanta       90001703   Media Outsourcing Inc. (Controlled Disbursement Account)                -           54
SouthTrust Bank     Atlanta       81387740   Media Outsourcing Inc. (Operating Account)                         30,148       58,569
                                                                                                           -----------  -----------
                    Total Accounts                                                                         $ 3,858,217  $ 5,271,717
                                                                                                           ===========  ===========

(a) Certain accounts may reflect overdrafts


                                              Cross Media Marketing Corporation
                                                   (Debtors-in-Possession)
                                             Case Numbers: 03-13901 and 03-13903
                                        Statement of Cash Receipts and Disbursements
                                     For the period September 1, 2003 - September 30, 2003


                             ----------------------------------------------------------------------------- -----------  ----------
                                                  FLEET NATIONAL BANK                                      SOUTHTRUST
                             ----------------------------------------------------------------------------- -----------  ----------
                                                                                                           90001703 &
                             9429278356    80221654     80227175    9429159138   9429164607  9429159314(a) 813887740     TOTAL
                             ----------    --------     --------    ----------   ----------  ------------- -----------  ----------

CASH 9/1/03 (book)            $ 711,692    $(227,666)   $ (12,110)  $ 3,300,559   $ (19,244)   $   --      $  (8,216)  $ 3,745,015

            RECEIPTS

Consumer Receipts                  --           --           --       2,370,654       2,848        (574)        --      2,372,928
Non Consumer Receipts              --           --           --         218,169        --          --           --        218,169

            RECEIPTS               --           --           --       2,588,823        --          (574)       2,848     2,591,097

           DISBURSEMENTS        (80,017)    (713,523)    (442,419)       (6,331)       --          --        (56,829)   (1,299,119)

       IBT Funding In/(Out)     (64,878)     672,789      439,217    (1,114,985)       --          --         67,857          --

          NET CASH CHANGE      (144,895)     (40,734)      (3,202)    1,467,507        --          (574)      13,876     1,291,978

CASH 9/30/03 (book)           $ 566,797    $(268,400)   $ (15,312)  $ 4,768,066   $ (19,244)   $   (574)   $   5,660   $ 5,036,993

    In-Transit Deposits            --           --           --        (121,195)       --          --         (5,781)     (126,976)
    Outstanding Disbursements      --        268,400       15,312          --        19,244        --         58,745       361,701

Adjusted CASH 9/30/03           566,797         --           --       4,646,871        --          (574)      58,624     5,271,718
                             ----------    ---------    ---------   -----------   ---------    ---------   ----------   ----------

Bank Balance 9/30/03          $ 566,797    $    --      $    --     $ 4,646,871   $    --      $   (574)   $  58,623   $ 5,271,717
                             ----------    ---------    ---------   -----------   ---------    ---------   ----------   ----------

(a) Overdraft per Bank resulted from returned items processed by the bank through an incorrect account number. As of the filing of these reports this account has been brought to a balance of $0.00 and the account has been closed.